SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                                 --------------




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 1997
                                                  -----------------


                               TRANSCANADA CAPITAL
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


             Delaware                    1-14420                 13-7095718
         ---------------            ----------------         -------------------
         (State or other            (Commission File            (IRS Employer
         jurisdiction of                 Number)             Identification No.)
         organization)


     IBJ Schroder Bank & Trust Company
     One State Street
     New York, New York                                                    10004
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(Address of Principal Executive Offices)                                   Zip

Registrant's telephone number, including area code:   (212) 858-2000



                                 Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address if Changed Since Last Report)

Item 1.  Changes in Control of Registrant.
         ---------------------------------
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         ---------------------------
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
         Not applicable.

Item 5.  Other Events.
         -------------

         1. Receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on December 31, 1997.

         2. Payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on December 31, 1997.


Item 6.  Resignation of Registrant's Directors.
         --------------------------------------
         Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

         1. Administration Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada Pipeline Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on December 31, 1997 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on December 31, 1997.

Item 8.  Change in Fiscal Year.
         ----------------------
         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TRANSCANADA CAPITAL
                                         (Registrant)

                                         By: IBJ SCHRODER BANK & TRUST  COMPANY
                                             as Administrative Trustee



                                             By: /s/ Stuart Rothenberg
                                                 -------------------------
                                                 Stuart Rothenberg
                                                 Assistant Vice President



Dated: January 29, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----

99       Administrative Trustee's Report in respect of (i)                 1
         receipt of $3,500,196.88 of interest on TransCanada
         Pipeline Limited 8.75% Junior Subordinated
         Debentures due July 24, 2045 on December 31, 1997 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated
         Preferred Securities and Common Stock on December
         31, 1997.